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                                                                   Exhibit 10.10

                                                                  EXECUTION COPY

                                 THIRD AMENDMENT

     THIRD AMENDMENT (this "Third Amendment"), dated as of May 18, 2005 to the CREDIT AGREEMENT, dated as of August 19, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Birds Eye Foods, Inc. (f/k/a Agrilink Foods, Inc.) (the "Borrower"), Birds Eye Holdings, Inc. (f/k/a Agrilink Holdings, Inc.) ("Parent"), the lenders and other agents from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.

                                   WITNESSETH:

          WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to the Credit Agreement, pursuant to which the Lenders have made extensions of credit to, or for the benefit of, the Borrower;

          WHEREAS, the Borrower has requested that certain covenants under the Credit Agreement be amended; and

          WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein;

     NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

          SECTION 1. DEFINITIONS

          Capitalized terms used herein and not otherwise defined shall have their respective meanings as set forth in the Credit Agreement, as amended by this Amendment.

          SECTION 2. AMENDMENTS AND CONSENT

          2.1 Amendment to Section 1.1. (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

               "THIRD AMENDMENT EFFECTIVE DATE" shall mean the Third Amendment Effective Date as defined in Section 3.1 of the Third Amendment.

               "THIRD AMENDMENT" shall mean the Third Amendment dated as of May 18, 2005 to this Agreement.

          2.2 Amendment to Section 7.10. (a) Section 7.10(a) of the Credit Agreement is hereby amended by deleting from the chart set forth therein





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2


          the references to each fiscal quarter ending on or after March 31, 2005 and the corresponding Consolidated Leverage Ratio for such fiscal quarters and inserting, in lieu thereof, the following:

            Consolidated
Period     Leverage Ratio
--------   --------------
3/31/05     4.50 to 1.00
6/30/05     4.50 to 1.00
9/30/05     4.25 to 1.00
12/31/05    4.25 to 1.00
3/31/06     4.25 to 1.00
6/30/06     4.25 to 1.00
9/30/06     4.00 to 1.00
12/31/06    4.00 to 1.00
3/31/07     3.75 to 1.00
6/30/07     3.75 to 1.00
9/30/07     3.50 to 1.00
12/31/07    3.50 to 1.00
3/31/08     3.50 to 1.00
6/30/08     3.50 to 1.00

     (b) Section 7.10 of the Credit Agreement is hereby amended by deleting paragraph (b) thereof and substituting therefor the phrase "(b) [INTENTIONALLY OMITTED]".

          2.3 Amendment to Section 8.6. Section 8.6 of the Credit Agreement is hereby amended by adding the following at the end of paragraph (h) before the semi-colon:

          (it being understood that the Borrower may not use the proceeds of Revolving Loans to finance any part of an Acquisition permitted by this paragraph (h) unless after giving effect thereto the pro forma Consolidated Senior Leverage Ratio is less than or equal to 3.50 to 1.0, with such pro forma calculation to be made utilizing the principles set forth in the definition of "PRO FORMA BASIS" to the extent applicable and to be accompanied by a Pro Forma Compliance Certificate)

          SECTION 3. CONDITIONS TO EFFECTIVENESS

          3.1 Effective Date. This Third Amendment shall become effective on the date (the "Third Amendment Effective Date") on which the following conditions shall have been satisfied or waived:

     (a) The Administrative Agent shall have received this Third Amendment, duly executed and delivered by the Borrower and the Required Lenders.

     (b) The Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Exhibit A hereto, duly executed and delivered by each Credit Party.

     (c) All fees required to be paid, and all expenses for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other





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3


charges of counsel to the Administrative Agent), required to be paid in connection with this Third Amendment on or before the Third Amendment Effective Date shall be paid on or prior to the Third Amendment Effective Date.

          SECTION 4. EFFECT ON THE CREDIT DOCUMENTS

          (a) The execution, delivery and effectiveness of this Third Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

          (b) The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Credit Document.

          SECTION 5. MISCELLANEOUS

          5.1 Representations and Warranties. Each of the Borrower and Parent represents and warrants to each Lender that as of the date hereof and after giving effect hereto: (a) this Third Amendment constitutes the legal, valid and binding obligation of the Borrower and Parent, enforceable against them in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, fraudulent conveyances, reorganization, moratorium or similar laws affecting creditors' rights generally, by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by an implied covenant of good faith and fair dealing; (b) the representations and warranties made by the Borrower and Parent in the Credit Agreement are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties are expressly stated to relate to an earlier date, in which case such representations shall have been true and correct in all material respects on and as of such earlier date); and (c) no Default or Event of Default shall have occurred and be continuing as of such date.

          5.2 Limited Effect. Except as expressly amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms, and this Third Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement.

          5.3 GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          5.4 Counterparts. This Third Amendment may be executed by the parties hereto in any number of separate counterparts (including by telecopy) and all of said counterparts taken together shall be deemed to constitute one and the same instrument.





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4


IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        BIRDS EYE FOODS, INC.


                                        By: /s/ Timothy J. Benjamin
                                            ------------------------------------
                                        Name: Timothy J. Benjamin
                                        Title: V.P. - Tax and Cash Management


                                        BIRDS EYE HOLDINGS, INC.


                                        By: /s/ Dennis M. Mullen
                                            ------------------------------------
                                        Name: Dennis M. Mullen
                                        Title: President


                                        JPMORGAN CHASE BANK, N.A., as
                                        Administrative Agent and as a Lender


                                        By: /s/ Benedict A. Smith
                                            ------------------------------------
                                        Name: Benedict A. Smith
                                        Title: Sr. Vice President





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5


                                                                  EXECUTION COPY

                                    Exhibit A
                           ACKNOWLEDGEMENT AND CONSENT

          Each of the parties hereto hereby acknowledges and consents to the Third Amendment, dated as of May 18, 2005 ("Third Amendment"; capitalized terms used herein, but not defined, shall have the meanings set forth in the Third Amendment), among Birds Eye Foods, Inc. (f/k/a Agrilink Foods, Inc.) (the "Borrower"), Birds Eye Holdings, Inc. (f/k/a Agrilink Holdings, Inc.) ("Parent"), the lenders and other agents from time to time party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent under the Credit Agreement and agrees, with respect to each Credit Document to which it is a party:

          (a) all of its obligations, liabilities and indebtedness and its guarantee, if any, of the obligations, liabilities and indebtedness of the other Credit Parties under such Credit Document shall remain in full force and effect on a continuous basis after giving effect to the Third Amendment; and

          (b) all of the Liens and security interests created and arising under such Credit Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Third Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees, if any, in the Credit Documents.

                  [Remainder of page intentionally left blank.]





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6


                                                                  EXECUTION COPY

                                        BIRDS EYE FOODS, INC.


                                        By: /s/ Timothy J. Benjamin
                                            ------------------------------------
                                        Name: Timothy J. Benjamin
                                        Title: V.P. - Tax and Cash Management


                                        BIRDS EYE HOLDINGS, INC.


                                        By: /s/ Dennis M. Mullen
                                            ------------------------------------
                                        Name: Dennis M. Mullen
                                        Title: President


                                        LINDEN OAKS CORPORATION


                                        By: /s/ Timothy J. Benjamin
                                            ------------------------------------
                                        Name: Timothy J. Benjamin
                                        Title: President


                                        KENNEDY ENDEAVORS INCORPORATED


                                        By: /s/ Jeff Leichleiter
                                            ------------------------------------
                                        Name: Jeff Leichleiter
                                        Title: V.P. - Manufacturing


                                        BEMSA HOLDINGS, INC.


                                        By: /s/ Timothy J. Benjamin
                                            ------------------------------------
                                        Name: Timothy J. Benjamin
                                        Title: Assistant Secretary